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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A
                                  AMENDMENT #1

                    ----------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) March 15, 2004
                                                 --------------


                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                        0-26534                13-3671221
-----------------------------       ------------          -------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)          Identification No.)



     4 Science Park, New Haven, CT                                    06511
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code: (203) 498-4210
                                                    --------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     On March 15, 2004, Vion Pharmaceuticals, Inc. issued a press release announcing that it had entered into a worldwide non-exclusive license agreement for its Melasyn(R) technology with Johnson & Johnson Consumer Companies, Inc. The License Agreement, dated March 1, 2004, by and between Vion Pharmaceuticals, Inc. and Johnson & Johnson Consumer Companies, Inc. is incorporated herein by reference and attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

                  Exhibit 99.1 License Agreement, dated March 1, 2004, by and between Vion Pharmaceuticals, Inc. and Johnson & Johnson Consumer Companies, Inc. (certain portions of this exhibit have been omitted pursuant to a request for an order granting confidential treatment by the Securities and Exchange Commission).



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VION PHARMACEUTICALS, INC.

Date: March 18, 2004                By: /s/ Howard B. Johnson
                                        -----------------------
                                    Name:  Howard B. Johnson
                                    Title: President and Chief Financial Officer




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     EXHIBIT INDEX
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         99.1     License Agreement, dated March 1, 2004, by and between Vion
                  Pharmaceuticals, Inc. and Johnson & Johnson Consumer Companies, Inc. (certain portions of this exhibit have been omitted pursuant to a request for an order granting confidential treatment by the Securities and Exchange Commission).